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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

           NUVEEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                                                        [NUVEEN LETTERHEAD]

November 26, 1996


Dear Shareholder:

The Annual Meetings of Shareholders scheduled for Thursday, November 21, 1996, of each of the Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., and Nuveen New York Quality Income Municipal Fund, Inc. WERE ADJOURNED UNTIL DECEMBER 10, 1996. The rescheduled meetings will be held at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois.

The meetings were adjourned because not enough shareholders voted on the proposal to update the terms of the funds' MuniPreferred. The proposal for consideration is expected to provide a wider range of investment choices and simplify investing in and owning shares of MuniPreferred (this proposal is explained in detail in the proxy statement you received earlier). If approved, the terms of the MuniPreferred would, among other things, offer the following advantages:

        -       Eliminate Master Purchaser's Letters
        -       Refine Maximum Dividend Rate Provisions
        -       Increase Flexibility in Establishing Extended Rate Periods

The Board of your fund has unanimously approved each of these proposals and recommends you vote "For" all the proposals.

YOUR VOTE IS VERY IMPORTANT. IF YOU HAVE NOT ALREADY DONE SO, PLEASE RETURN THE ENCLOSED PROXY CARD SOON.

We appreciate your continued support and confidence in Nuveen and our family of investments.


Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
NY 10/10/96